UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34861	86-3765910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 N Gould Street, Suite 61963

Sheridan, Wyoming 82801

(Address of principal executive offices) (zip code)

(646) 202-2897

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Dionne Pendleton as Director, Corporate Secretary and Treasurer.

On June 16, 2026, Dionne Pendleton notified the Board of Directors (the “Board”) of Sentient Brands Holdings Inc. (the “Company”) of her resignation, effective June 16, 2026, from her positions as a member of the Board and as Corporate Secretary and Treasurer of the Company. Ms. Pendleton’s resignation was attributable to her decision to transition from these roles, and did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board acknowledges Ms. Pendleton’s contributions to the Company and expects to continue to engage her services on Board committees in an advisory capacity.

Appointment of Derek Wyman as Director.

On June 16, 2026, the Board appointed Derek Wyman to serve as a member of the Board, effective June 16, 2026, to fill a vacancy on the Board. Mr. Wyman will serve as a director until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board has not yet determined the committees of the Board, if any, on which Mr. Wyman will serve.

Business Experience of Mr. Wyman.

Mr. Wyman is a sales and operations executive with more than two decades of leadership experience spanning operations management, regional planning, business development, and security management. Since March 2016, Mr. Wyman has served in a succession of senior leadership roles at Model 1 Commercial Vehicles, where he currently serves as Regional Vice President, Northwest (since February 2024) and as Vice President, Public Sector Sales (since March 2023), and where he has previously served as Regional Vice President – West and as General Manager for the North and South West regions. Prior to joining Model 1 Commercial Vehicles, Mr. Wyman held senior regional management positions, including Vice President and Regional Manager for the Pacific Northwest and Rocky Mountain regions of Guardsmark, a national security services firm, and Program Manager at Applied Technical Services. Mr. Wyman holds a Master of Business Administration from New Mexico Highlands University and a Bachelor of Arts in Criminal Justice from Washington State University. Mr. Wyman does not currently serve, and during the past five years has not served, as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of such Act, or of any company registered as an investment company under the Investment Company Act of 1940. The Board believes that Mr. Wyman’s extensive operational leadership, regional management, and business development experience qualify him to serve as a director of the Company.

Appointment of Serge Knazev as Director.

On June 16, 2026, in connection with the foregoing reconstitution of the Board, the Board appointed Serge Knazev as a member of the Board, effective June 16, 2026. Mr. Knazev was previously appointed to the position of the Company’s President and Chief Operating Officer, effective January 1, 2026, and as the Company’s acting principal executive officer, effective May 1, 2026, in each case as previously reported by the Company in its Form 8-K reports and current filings. Mr. Knazev continues to serve as the Company’s President, Chief Operating Officer and acting principal executive officer. Mr. Knazev will serve as a director until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Biographical information regarding Mr. Knazev, including his business experience and the related-party relationships and transactions in which he has a direct or indirect material interest (including his relationship with American Industrial Group, Inc.), is set forth in the Company’s prior Current Reports on Form 8-K and current filings, and is incorporated herein by reference. Those relationships, and the related recusal and approval procedures described therein, remain in effect.

Appointment of Officers.

On June 16, 2026, the Board also appointed Derek Wyman to serve as Treasurer of the Company and Serge Knazev to serve as Corporate Secretary of the Company, in each case effective June 16, 2026, filling the offices previously held by Ms. Pendleton. Each will serve in such office until his successor is duly appointed and qualified, or until his earlier death, resignation or removal. Biographical information regarding Mr. Wyman and Mr. Knazev is set forth above under “Business Experience of Mr. Wyman” and “Appointment of Serge Knazev as Director,” respectively.

Arrangements or Understandings.

There is no arrangement or understanding between either Mr. Wyman or Mr. Knazev and any other person pursuant to which he was selected as a director or officer of the Company.

Related-Party Transactions.

There are no transactions, and there is no currently proposed transaction, in which the Company is or is to be a participant and in which Mr. Wyman has, or will have, a direct or indirect material interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. With respect to Mr. Knazev, the related-party relationships and transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K are described in the Company’s prior Current Reports on Form 8-K and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, each of which is incorporated herein by reference.

Compensatory Arrangements.

The newly appointed directors will be entitled to compensation for their service on the Board, and on any committees of the Board to which they may be assigned, in the form of shares of the Company’s common stock to be issued pursuant to the Company’s equity compensation arrangements, in amounts to be determined by the compensation committee of the Board. As of the date of this Current Report on Form 8-K, the Company has not entered into any material compensation plan, contract or arrangement with Mr. Wyman or Mr. Knazev in connection with his appointment, and the terms of any such arrangement have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K within four business days after the material terms of any such compensatory arrangement are determined, as required by Instruction 2 to Item 5.02 of Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s leadership transition, Board composition, and future operations. These statements are based on current expectations, estimates, and projections about the Company’s business and industry, management’s beliefs, and certain assumptions made by management, and involve risks and uncertainties. Actual results may differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ include, without limitation, the Company’s ability to successfully transition and reconstitute its Board and executive leadership, retain key personnel, and execute its business strategy, as well as general economic and market conditions. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect future events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIENT BRANDS HOLDINGS INC.

Date:	June 22, 2026

By:	/s/ Serge Knazev
Serge Knazev
President, Chief Operating Officer and
Acting Principal Executive Officer